SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 9, 2003
                                                   -----------------


                              MACROCHEM CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                       0-13634                  04-2744744
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number: (781) 862-4003
                               --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 31, 2003, the Company received a notification from Nasdaq indicating that, as of December 31, 2002, the Company's stockholders' equity did not comply with the minimum $10,000,000 stockholders' equity requirement for continued inclusion on The Nasdaq National Market. On May 28, 2003, the Company received a further notification from Nasdaq indicating that as a result of continued non-compliance with this rule, the Company's Common Stock would be delisted from The Nasdaq National Market at the opening of business on June 6, 2003 unless the Company filed a hearing request with the Nasdaq Listing Qualifications Panel before the end of business on June 4, 2003. The Company filed the request for a hearing to appeal the Nasdaq determination. The hearing was held on July 17, 2003.

     The Company has had subsequent communications with Nasdaq and has recently received notification from the Nasdaq Listing Qualifications Panel that the Panel had determined to continue the listing of the Company's Common Stock on The Nasdaq National Market, provided that the Company meets certain conditions, including (a) the completion of a $3,000,000 equity financing no later than September 12, 2003, (b) achieving compliance on or before October 15, 2003 with the minimum $10,000,000 stockholders' equity requirement and (c) filing a 10-K for the fiscal year ending December 31, 2003 evidencing continued compliance with such $10,000,000 requirement.

     The Company is presently in discussions with potential investors to obtain equity financing prior to September 12, 2003 that the Company believes will, if consummated, satisfy the first condition set forth by the Nasdaq Listing Qualifications Panel.

     There can be no assurance that the Company will be able to obtain such additional equity financing prior to September 12, 2003, or at all. There also can be no assurance that the Company will be able to meet the remaining requirements established by the Nasdaq Listing Qualifications Panel or otherwise regain compliance with this listing requirement and thus remain listed on The Nasdaq National Market.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MacroChem Corporation


Date:  September 9, 2003         By:/s/  Bernard R. Patriacca
                                 -----------------------------------------------
                                 Name:   Bernard R. Patriacca
                                 Title:  Vice President, Chief Financial Officer
                                            and Treasurer


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